UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 31, 2013, The Phoenix Companies, Inc. (the “Company”) said it had received from the Connecticut Insurance Department and the New York State Department of Financial Services, its domiciliary insurance regulators, respective 30-day and 60-day extensions for submission of the audited statutory financial statements of its insurance company subsidiaries for the year ended December 31, 2012 and the subsequent filing of management’s report on internal control over financial reporting for each of its insurance company subsidiaries.  Similar extension requests were made in the other jurisdictions where the Company’s insurance company subsidiaries are authorized to conduct business.  The Company is not aware of the denial of any such request.  The Company intends to seek further extensions if required.  Accordingly, the Company’s insurance company subsidiaries will not be filing such materials with the required authorities on or before the respective June 1, 2013 and May 31, 2013 filing deadlines.  This delay relates to the previously announced GAAP financial statement restatement process of the Company and its insurance company subsidiaries that is still underway.

The Company again noted that the errors to be corrected by the GAAP restatement are not expected to have a material impact on the financial results of the Company’s insurance company subsidiaries prepared in accordance with Statements of Statutory Accounting Principles and filed with the State insurance regulators, or the subsidiaries’ risk based capital computations, for the periods to be restated, and advised that the full year 2012 and first quarter 2013 unaudited statutory results for Phoenix Life Insurance Company filed with its domiciliary State insurance regulator can continue to be relied upon.  However, the Company noted that because the audit of these statutory results of its insurance company subsidiaries is not complete, the audited annual statutory financial statements, when completed, could materially and adversely vary from these unaudited statutory results.  Statutory results of the Company’s insurance company subsidiaries are not indicative of, and are not a replacement for, the consolidated GAAP results of the Company. Variances between the statutory financial results of the Company’s insurance company subsidiaries and their or the Company’s GAAP financial information are likely to be material.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: May 31, 2013	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President and Chief Financial Officer